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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                October 5, 2000

          ----------------------------------------------------------
                               TIME WARNER INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Delaware                  1-12259                            13-3527249
(State or other          (Commission File                   (IRS Employer
 jurisdiction                Number)                         Identification
of incorporation)                                                  No.)

                   75 Rockefeller Plaza, New York, NY 10019
              (Address of principal executive offices) (Zip Code)

                                (212) 484-8000

             (Registrant's telephone number, including area code)

                                Not Applicable

         (Former name or former address, if changed since last report)

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                                                                             2

Item 5.

Other Events.

     On October 5, 2000, Time Warner Inc. ("Time Warner") and EMI Group plc ("EMI") terminated their Combination Agreement dated as of January 23, 2000, providing for the proposed combination of their music businesses. Time Warner and EMI also informed the European Commission (the "Commission") that they are withdrawing their current application for approval of the proposed combination.

          Time Warner and EMI intend to continue discussions with each other (on an exclusive basis as set forth in Exhibit 10.2), the Commission and other regulatory authorities in order to attempt to agree to a combination which is acceptable to all parties. There can be no assurance that these parties will be able to reach such an agreement.

          Attached and incorporated by reference in their entirety as Exhibits
10.1 and 10.2 are copies of the termination agreements entered into between Time Warner and EMI. Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of a joint press release of Time Warner and EMI announcing the termination of the Combination Agreement and the withdrawal of the application with the Commission.


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                                                                             3

Item 7.

Exhibits

Exhibit No.                Exhibit
-----------                -------

10.1 Termination Agreement dated October 5, 2000, between Time Warner Inc. and EMI Group plc

10.2 Termination Agreement dated October 5, 2000, between Time Warner Inc. and EMI Group plc

99.1 Joint Press Release dated October 5, 2000, announcing termination of the Combination Agreement and withdrawal of the application with the European Commission


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 5, 2000.

                                          TIME WARNER INC.

                                          By: /s/ Spencer B. Hays
                                              -------------------------
                                              Name:  Spencer B. Hays
                                              Title: Vice President and Deputy
                                                     General Counsel

Date:  October 5, 2000


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                                                                             5

                               INDEX TO EXHIBITS

Exhibit No.                Exhibit
-----------                -------

10.1 Termination Agreement dated October 5, 2000, between Time Warner Inc. and EMI Group plc

10.2 Termination Agreement dated October 5, 2000, between Time Warner Inc. and EMI Group plc

99.1 Joint Press Release dated October 5, 2000, announcing the termination of the Combination Agreement and withdrawal of the application with the European Commission